SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT



            Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported) May 30, 2001


                          CPI CORP.
_______________________________________________________________
    (exact name of registrant as specified in its charter)


  Delaware                  0-11227              43-1256674
________________________________________________________________
 (State or other         (Commission file     (IRS Employer
 jurisdiction of              Number)         Identification No.)
  incorporation)


1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________


_________________________________________________________________
(Former name or former address, if changes since last report.)




ITEM 5.  OTHER EVENTS

A.	On May 30, 2001, CPI Corp. issued the following press release:

-	CPI Corp. announces first quarter FY 2001 results
-	EPS 1 cent after nonrecurring charge
-	Sales slightly down from last year

ST. LOUIS, MO., May 30, 2001 - CPI Corp. (NYSE - CPY) today reported net earnings for the 12-week first quarter ending
April 28, 2001 were $41,000, or 1 cent in diluted earnings per share ("EPS"), down from the $2.2 million, or 26 cents EPS, reported in the comparable fiscal 2000 quarter. The first quarter 2001 includes a $1.1 million, or 14 cents EPS, after-tax charge for costs primarily associated with the retirement of CPI Corp.'s Chairman and Chief Executive Officer, Alyn V. Essman. Weighted average number of common and equivalent shares outstanding used to determine EPS declined 7.6% from first quarter 2000.

Total net sales for the first quarter of 2001 were $65.0 million, down slightly from $66.9 million recorded in 2000. Excluding nonrecurring charges, total operating earnings decreased to $5.3 million in first quarter of 2001 from $7.2 million in first quarter 2000.

A conference call and audio web-cast are scheduled for 3:00 p.m. Eastern Time today to discuss the financial results of the first quarter and provide a company update. The web-cast can be accessed on the company's own site at http://www.cpicorp.com as well as http://www.ccbn.com. To listen to a live broadcast, please go to these web sites at least 15 minutes prior to the scheduled start time in order to register, download, and install any necessary audio software. A replay will be available on the above web sites as well as by dialing 703-925-2435 and providing confirmation code 5249120. The replay will be available through June 7 by phone and for 30 days on the Internet.

CPI Corp. is a consumer services company, offering photography services through Sears Portrait Studios in the United States, Puerto Rico and Canada, as well as photofinishing services through the searsphotos.com web site and custom computer programming through Centrics Technology, Inc.


FINANCIAL TABLES TO FOLLOW

CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE TWELVE WEEKS ENDED
APRIL 28, 2001 AND APRIL 29, 2000
(in thousands of dollars except per share amounts) (unaudited)
                                  12 Weeks Ended
                              ----------------------
                               04/28/01    04/29/00
                              ----------  ----------
Net Sales:
  Portrait studios            $  65,012   $  66,901
  Technology development             14           -
                              ----------  ----------
   Total net sales            $  65,026   $  66,901
                              ==========  ==========
Operating earnings:
  Portrait studios            $   6,107   $   7,530
  Technology development           (765)       (349)
                              ----------  ----------
   Total operating earnings       5,342       7,181

General corporate expense         2,945       3,146
                              ----------  ----------
Income from operations            2,397       4,035
Net interest expense                640         608
Other expense                     1,715         100
Other income                         22          27
                              ----------  ----------
Earnings from continuing
  operations before income
  taxes                              64       3,354
Income tax expense                   23       1,174
                              ----------  ----------
Net earnings from continuing
  operations                         41       2,180
Earnings (loss) from
  discontinued operations net
  of income tax benefits              -           -
Loss on disposal net of tax
  benefits                            -           -
                              ----------  ----------
Net earnings (loss) from
  discontinued operations             -           -
                              ----------  ----------
Net earnings (loss)           $      41   $   2,180
                              ==========  ==========
Earnings (loss) per common
  share - diluted
   From continuing operations $    0.01   $    0.26
   From discontinued
    operations                        -           -
                              ----------  ----------
      Net earnings (loss)-
       diluted                $    0.01   $    0.26
                              ==========  ==========
Earnings (loss) per common
  share - basic
   From continuing operations $    0.01   $    0.26
   From discontinued
    operations                        -           -
                              ----------  ----------
      Net earnings (loss)-
       basic                  $    0.01   $    0.26
                              ==========  ==========
Weighted average number of
  common and common equivalent
  shares outstanding:
    Diluted                       7,829       8,470
    Basic                         7,690       8,233

CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE FIFTY-TWO
WEEKS ENDED APRIL 28, 2001 and APRIL 29, 2000
(in thousands of dollars except per share amounts) (unaudited)
                               52 Weeks    52 Weeks
                                 Ended       Ended
                              ----------  ----------
                                04/28/01    04/29/00
                              ----------  ----------
Net Sales:
  Portrait studios            $ 317,605   $ 320,892
  Technology development            901          70
                              ----------  ----------
   Total net sales            $ 318,506   $ 320,962
                              ==========  ==========
Operating earnings:
  Portrait studios            $  41,474   $  27,085
  Technology development         (1,481)     (1,612)
                              ----------  ----------
   Total operating earnings      39,993      25,473

General corporate expense        15,505      14,904
                              ----------  ----------
Income from operations           24,488      10,569
Net interest expense              2,886       2,006
Other expense                     1,935       3,600
Other income                        219       2,223
                              ----------  ----------
Earnings from continuing
  operations before income
  taxes                          19,886       7,186
Income tax expense                6,960       2,515
                              ----------  ----------
Net earnings from continuing
  operations                     12,926       4,671
Earnings (loss) from
  discontinued operations net
  of income tax benefits         (1,127)        792
Loss on disposal net of tax
  benefits                       (2,983)     (6,589)
                              ----------  ----------
Net earnings (loss) from
  discontinued operations        (4,110)     (5,797)
                              ----------  ----------
Net earnings (loss)           $   8,816   $  (1,126)
                              ==========  ==========
Earnings (loss) per common
  share - diluted
   From continuing operations $    1.63   $    0.49
   From discontinued
    operations                    (0.52)      (0.61)
                              ----------  ----------
      Net earnings (loss)-
       diluted                $    1.11   $   (0.12)
                              ==========  ==========
Earnings (loss) per common
  share - basic
   From continuing operations $    1.67   $    0.50
   From discontinued
    operations                    (0.53)      (0.62)
                              ----------  ----------
      Net earnings (loss)-
       basic                  $    1.14   $   (0.12)
                              ==========  ==========
Weighted average number of
  common and common equivalent
  shares outstanding:
    Diluted                       7,927       9,619
    Basic                         7,736       9,285


CPI CORP.
CONDENSED BALANCE SHEETS - FOR APRIL 28, 2001 AND APRIL 29, 2000
(in thousands) (unaudited)


                                       04/28/01      04/28/00
                                     -----------   ------------
Assets

  Current assets:
   Cash and cash equivalents         $   34,238    $    30,676
   Other current assets                  36,870         36,202
  Net property and equipment             71,583         82,926
  Net assets of discontinued
    operations                           16,011         23,177
  Other assets                           14,811          8,468
                                     -----------   ------------
    Total assets                     $  173,513    $   181,449
                                     ===========   ============


Liabilities and stockholders' equity

  Current liabilities                $   50,869    $    42,148
  Long-term obligations                  51,154         59,657
  Other liabilities                      11,349         14,563
  Stockholders' equity                   60,141         65,081
                                     -----------   ------------
    Total liabilities and
      stockholders' equity           $  173,513    $   181,449
                                     ===========   ============





                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  June 1, 2001